SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 27, 2003


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         California                     000-50323                32-0061893
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)


     2800 W. March Lane, Suite 120                                       95219
          Stockton, California
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (209) 956-7800


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


       This Form 8-K consists of 30 pages. The Exhibit Index is on Page 4.

Item 2.  Acquisition or Disposition of Assets

         On June 26, 2003, pursuant to a Plan of Reorganization and Merger Agreement dated March 11, 2003 (the "Agreement"), the Registrant completed the reorganization of Service 1st Bank (the "Bank") as its subsidiary (the "Reorganization"). The Reorganization was accomplished by a reverse triangular merger involving the Registrant, the Bank, and Service 1st Merger Corporation, a wholly-owned subsidiary of the Registrant formed to facilitate the Reorganization. A copy of the Agreement is filed with this report as Exhibit
99.1 and is incorporated in this item by reference.

         Pursuant to the Agreement, Service 1st Merger Corporation was merged into the Bank with the Bank as the surviving corporation (the "Merger"), and each share of the Bank's common stock outstanding immediately prior to the Merger (1,100,100 shares) was converted into one share of the Registrant's common stock. No other consideration was paid by the Registrant. Registrant will continue to operate the business of the Bank as it has been previously conducted. A copy of the Bank's press release announcing the completion of the Reorganization is filed with this report as Exhibit 99.2 and is incorporated in this item by reference.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of the Bank.
                  --------------------------------

                  (1) Audited balance sheets of Service 1st Bank as of December 31, 2002 and 2001 and related audited statements of operations, shareholders' equity and cash flows for each of the two years in the two year period ended December 31, 2002, the notes thereto and related manually signed report of independent public accountant, are filed with this report as Exhibit 99.3 and incorporated in this item by reference.

                  (2) The Bank's Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003, as filed with the Federal Deposit Insurance Corporation, is filed with this report as Exhibit 99.4 and is incorporated in this item by reference.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits.
                  --------

                  See the Index of Exhibits, which is incorporated by reference.


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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SERVICE 1ST BANCORP
                                            (Registrant)


Date: June 27, 2003                     By: /s/ JOHN O. BROOKS
                                            ------------------------------------
                                            John O. Brooks
                                            Chairman and Chief Executive Officer


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

                                  Exhibit Index
                                  -------------

No.      Identity                                                      Page Nos.
---      --------                                                      ---------

99.1     Plan of Reorganization and Merger Agreement
         (incorporated by reference from Annex A to Registrant's Registration Statement No. 333-104244 on Form S-4EF filed with the Commission on April 1, 2003)

99.2     Press Release                                                     5

99.3 Audited Financial Statements (December 31, 2002 and December 31, 2001) of Service 1st Bank (incorporated by reference from pages B-1 to B-21 of Annex B to Registrant's Registration Statement No. 333-104244 on Form S-4EF filed with the Commission on April 1, 2003)

99.4     Service 1st Bank Form 10-QSB for the quarterly period           6-30
         ended March 31, 2003, filed with the Federal
         Deposit Insurance Corporation


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